UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2026

ALTA EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13211 Merriman Road

Livonia, Michigan 48150

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 449-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ALTG	The New York Stock Exchange
Depositary Shares representing a 1/1000th fractional interest in a share of 10% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value per share	ALTG PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On January 21, 2026, Alta Equipment Group Inc. (the “Company”), entered into a Cooperation Agreement (the “Cooperation Agreement”), between the Company and Mill Road Capital III, L.P. (“Mill Road”), pursuant to which the Company granted Mill Road the right to appoint one observer to attend meetings of the Board, including any meetings of the committees of the Board, and to participate in discussions of matters brought to the Board or any committee thereof. Mill Road is initially appointing Deven Petito, a Management Committee Director of Mill Road Capital III GP, LLC, the general partner of Mill Road (the “Observer”) as its initial Board observer subject to the terms and condition contained in a Board Observer Agreement dated January 21, 2026 (the “Board Observer Agreement”) between the Company and the Observer. The Cooperation Agreement will expire on the date that is fifteen (15) business days prior to the deadline under the Company’s Amended and Restated Bylaws for the submission of director nominations and stockholder proposals for the Company’s 2027 annual meeting of stockholders, unless terminated earlier in accordance with the terms thereof. As of the date of this Current Report on Form 8-K, Mill Road owns approximately 13.4% of the outstanding shares of common stock of the Company.

The Cooperation Agreement and the Board Observer Agreement were unanimously approved by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Board Observer Agreement, dated as of January 21, 2026.
4.2	Cooperation Agreement, dated as of January 21, 2026.
99.1	Press Release, dated January 22, 2026, of Alta Equipment Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA EQUIPMENT GROUP INC.

Dated: January 22, 2026	By:	/s/ Ryan Greenawalt
Name: Ryan Greenawalt
Title: Chief Executive Officer